--------------------------------------------------------------------------------
                      ANNUAL REPORT AND PERFORMANCE UPDATE
--------------------------------------------------------------------------------

[logo]
NEW ENGLAND FUNDS
Where The Best Minds Meet(TM)

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                                                         NEW ENGLAND GROWTH FUND

                                                               [graphic omitted]

-----------------
DECEMBER 31, 1996
-----------------

                                                                   FEBRUARY 1997
--------------------------------------------------------------------------------
[Photo of Henry L.P. Schmelzer]

Dear New England Funds Shareholder,

Taken together, 1995 and 1996 constituted the sixth strongest back-to-back years for the U.S. stock market since 1915, as measured by percentage gain in the Dow Jones Industrial Average (according to Bloomberg Business News).

Most New England Funds portfolio managers believe that the forces behind this rally -- low inflation, relatively stable interest rates and strong corporate profits -- will persist, at least for a time. Nevertheless, bull markets can suddenly turn quiet; they can decline modestly; or they can reverse course sharply. No one can predict what is ahead, nor can anyone guarantee whether the market's strength will extend even further in 1997 and beyond.

Maintain a Long-Term Perspective
Whatever the market's direction, you should be prepared to consider any short-term trends in the broader context of your long-term personal goals, including the accumulation of financial assets. One way to manage this important process is by diversifying your investments. While U.S. stocks have historically been the strongest performers, you may also benefit, depending on your financial goals and needs, from investing in various types of bond funds and by participating in growing overseas markets.

Remember that each investment has its own unique risks. What's more, no strategy can assure a profit or protect against a loss. However, one time-tested approach is to invest regularly and stay invested -- in good times and bad -- to avoid the pitfall of guessing what the market might do in the short run.

Our Multiple-Adviser Approach Sets Us Apart
Many financial representatives recommend New England Funds to their clients because of our distinctive multiple-adviser approach. For each fund, we hand-pick a specific subadviser or subadvisers with significant experience and demonstrated skill in selecting investments that are in tune with that fund's stated objective. We call it matching the talent to the task.

Finally, it may interest you to learn that you are part of a major national trend. In 1996, nearly 37 million U.S. households owned mutual funds, according to the Investment Company Institute, an industry trade organization. Mutual funds are now a cornerstone of retirement, college and other investment plans for millions of Americans.

New England Funds has grown with the industry and is now over $6 billion in size. We thank you for helping us reach this important milestone, and look forward to serving your investment needs well into the future.

Sincerely,

/s/ Henry L.P. Schmelzer
    -------------------------------
    Henry L.P. Schmelzer, President

For more information, including a prospectus for any New England Fund, please contact your financial representative or call the Investor Services and Marketing Group at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before you invest.

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                             NEW ENGLAND GROWTH FUND
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                                      AWARD WINNING SERVICE -- TWO YEARS RUNNING

[Dalbar Graphic]

For two years running we're proud to announce that DALBAR, an independent evaluator of mutual fund service, has awarded New England Funds its Quality Tested Service Seal for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to earn this distinction in each of the last two years -- another reason why we are becoming known as the mutual fund company Where The Best Minds Meet(TM).



                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1996
--------------------------------------------------------------------------------

Putting Performance into Perspective

The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since 12/31/76, compared to the S&P 500. The data points from the graph are as follows:]

                 A $10,000 INVESTMENT IN NEW ENGLAND GROWTH FUND

                 COMPARED TO STANDARD & POOR'S 500(RM) INDEX(3)
                         DECEMBER 1976 -- DECEMBER 1996

                        NET ASSET          WITH MAXIMUM            S&P
                         VALUE(1)         SALES CHARGE(2)          500(3)
                        ---------         -------------          --------

1996                     $287,348            $268,670            $150,362
1995                     $237,713            $222,262            $122,345
1994                     $172,181            $160,989            $ 89,017
1993                     $185,240            $173,200            $ 87,823
1992                     $166,448            $155,629            $ 79,795
1991                     $178,268            $166,680            $ 74,152
1990                     $113,749            $106,355            $ 56,892
1989                     $108,065            $101,041            $ 58,724
1988                     $ 88,498            $ 82,746            $ 44,626
1987                     $ 87,233            $ 81,563            $ 38,306
1986                     $ 73,633            $ 68,847            $ 36,409
1985                     $ 62,096            $ 58,059            $ 30,694
1984                     $ 46,027            $ 43,036            $ 23,316
1983                     $ 49,196            $ 45,998            $ 21,951
1982                     $ 44,217            $ 41,343            $ 17,925
1981                     $ 24,762            $ 23,152            $ 14,753
1980                     $ 24,008            $ 22,447            $ 15,510
1979                     $ 16,129            $ 15,080            $ 11,710
1978                     $ 12,668            $ 11,845            $  9,886
1977                     $  9,985            $  9,336            $  9,281
12/31/76                 $ 10,000            $  9,350            $ 10,000


  This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL TOTAL RETURNS 12/31/96
--------------------------------------------------------------------------------

  CLASS A                    1 YEAR             5 YEAR           10 YEAR

 Net Asset Value(1)          20.88%              10.02%           14.58%

 With Max. Sales Charge(2)   13.05                8.54            13.82

 Lipper Growth Average(4)    19.22               13.34            13.88

--------------------------------------------------------------------------------
  These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

  NOTES TO CHARTS AND PERFORMANCE UPDATE
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 6.5% at the time of purchase.

(3) Standard & Poor's 500 Index(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(4) Lipper Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                 QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
--------------------------------------------------------------------------------

Q. HOW DID THE FUND PERFORM IN 1996?

[Photo of G. Kenneth Heebner
Capital Growth
Management]

    A continuing strong economy, low to moderate inflation, and a relatively stable interest rate environment contributed to a strong stock market overall. The Fund posted solid performance of 20.88% (at NAV) for the year comparing favorably to the Lipper Growth Average(4) of 19.22%. This return comes on top of 1995's return of 38.06% (at NAV). Well-managed, moderate growth companies, which the Fund favors, continued to be steady, long-term performers. Many offered double-digit growth rates, yet still sold at deep discounts, particularly in the first half of the year. Sectors that fueled the Fund's performance included energy, banks, insurance and computers. Growth companies within these sectors, most notably Citicorp, Intel, Dell Computers and Chase Manhattan, performed admirably, benefiting from sustained, positive economic and market conditions.


Q. How did you manage the Fund in 1996?

    Throughout 1996, we remained confident about the economy. We therefore maintained substantial positions in banking, energy and computing stocks, which held up well throughout the year after a strong start.

    While 1996 may have presented an uphill battle for business in terms of earnings growth, nothing on the horizon seriously challenges this optimal business scenario. In recent years, price to earnings ratios for companies, especially exotic technology firms, have risen to high levels not seen since the late 1960s. While some attractive values remain, they now are difficult to find. The Fund's concentrated investment approach is well-suited to this type of market environment.

    Our overall strategy of buying quality, long-term investments in well-established companies at reasonable prices remains in place.


Q. What is your investment outlook for 1997?

    For the economy, we expect to see moderate growth with relatively low inflation, an environment that favors the type of growth companies that constitute the Fund's portfolio. We will continue to avoid companies with high price/earnings ratios relative to high growth rates. Many investors, we believe, continue to be over enthusiastic about growth without closely examining valuations.

    More specifically, we will continue to invest in industry leaders that have reasonable valuations and proven track records. While periodic bursts of volatility may surface along the way, we feel that the companies we select using this approach continue to hold potential for investor rewards over the long term.

    ATTENTION: In response to continued interest on the part of investors and financial representatives, New England Growth Fund will reopen to new investors on February 28, 1997. For more information, please refer to the prospectus supplement following the financial section of this report.

-------------------------------------------------------------------------------
                     NET ASSET VALUE(1) ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------

                                                     12/31/86-12/31/96
------------------------------------------------------------------------------------------------------
                          1987   1988   1989    1990   1991     1992   1993     1994    1995    1996
------------------------------------------------------------------------------------------------------

N. E. GROWTH FUND        18.47%   1.45%  22.30%  5.10%  56.72%  -6.63%  11.29%  -7.05%  38.06%  20.88%
LIPPER GROWTH AVG.(2)     1.10%  13.96%  25.44% -5.48%  36.09%   7.79%  10.61%  -2.17%  30.79%  19.22%
S&P 500(3)                5.21%  16.50%  31.59% -3.12%  30.34%   7.61%  10.06%   1.36%  37.44%  22.90%

------------------------------------------------------------------------------------------------------

  NOTES TO CHART

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) Lipper Growth Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(3) Standard & Poor's 500 Index(R) (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
Investments as of December 31, 1996

COMMON STOCK--98.6% OF TOTAL NET ASSETS

SHARES       DESCRIPTION                                           VALUE (a)
-----------------------------------------------------------------------------
             AEROSPACE--5.3%
    641,000  Boeing Co.  ................................      $   68,186,375
                                                               --------------
             AIRLINES--2.3%
    485,000  UAL Corp. (c)  .............................          30,312,500
                                                               --------------
             BANKS - MONEY CENTER--13.0%
    746,000  Chase Manhattan Corp.  .....................          66,580,500
    993,300  Citicorp  ..................................         102,309,900
                                                               --------------
                                                                  168,890,400
                                                               --------------
             BEVERAGES & TOBACCO--4.2%
  1,360,000  Anheuser-Busch Companies, Inc.  ............          54,400,000
                                                               --------------
             COMPUTER SOFTWARE & SERVICES--3.0%
    260,000  Compaq Computer Corp. (c)  .................          19,305,000
    377,000  Dell Computer Corp. (c)  ...................          20,028,125
                                                               --------------
                                                                   39,333,125
                                                               --------------
             ELECTRONIC COMPONENTS--6.7%
    663,000  Intel Corp.  ...............................          86,811,563
                                                               --------------
             FOOD - RETAILERS/WHOLESALERS--10.0%
  1,191,000  Hershey Foods Corp.  .......................          52,106,250
    684,000  Philip Morris Companies, Inc.  .............          77,035,500
                                                               --------------
                                                                  129,141,750
                                                               --------------
             HOME PRODUCTS & COSMETIC--2.5%
    305,000  Procter & Gamble Co.  ......................          32,787,500
                                                               --------------
             INSURANCE--16.3%
    579,000  Aetna, Inc.  ...............................          46,320,000
  1,335,000  Allstate Corp.  ............................          77,263,125
    683,300  American International Group, Inc. (c)  ....          73,967,225
    220,000  Aon Corp.  .................................          13,667,500
                                                               --------------
                                                                  211,217,850
                                                               --------------
             MISCELLANEOUS--5.5%
    985,000  NIKE, Inc., Class B  .......................          58,853,750
    185,000  United Technologies Corp.  .................          12,210,000
                                                               --------------
                                                                   71,063,750
                                                               --------------
             OFFICE EQUIPMENT & SUPPLIES--2.0%
    169,000  International Business Machines Corp.  .....          25,519,000
                                                               --------------
             OIL - MAJOR INTEGRATED--9.9%
    439,500  British Petroleum PLC (ADR) (d)  ...........          62,134,312
    670,000  Texaco, Inc.  ..............................          65,743,750
                                                               --------------
                                                                  127,878,062
                                                               --------------
             OIL SERVICES--13.2%
    785,000  Baker Hughes, Inc.  ........................          27,082,500
  1,190,000  Halliburton Co.  ...........................          71,697,500
    725,000  Schlumberger, Ltd.  ........................          72,409,375
                                                               --------------
                                                                  171,189,375
                                                               --------------
             PERIPHERALS--4.7%
  1,547,000  Seagate Technology (c)  ....................          61,106,500
                                                               --------------
             Total Common Stock
               (Identified Cost $998,325,697)  ..........       1,277,837,750
                                                               --------------

SHORT TERM INVESTMENTS--1.8%

  FACE
 AMOUNT
-----------------------------------------------------------------------------
$24,030,000  American Express Credit Corp.
               6.550%, 1/02/97 ..........................          24,030,000
                                                                -------------
             Total Short Term Investments
               (Identified Cost $24,030,000) ............          24,030,000
                                                               --------------
             Total Investments--100.4% (Identified Cost
               $1,022,355,697) (b) ......................       1,301,867,750
             Other assets less liabilities  .............          (5,325,993)
                                                               --------------
             Total Net Assets--100% .....................      $1,296,541,757
                                                               ==============

(a) See Note 1a.

(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $1,022,655,797 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost ............................................ $  283,627,877
    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax
    cost over value ..........................................     (4,415,924)
                                                               --------------
    Net unrealized appreciation .............................. $  279,211,953
                                                               ==============

(c) Non-income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The value of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

                      STATEMENT OF ASSETS & LIABILITIES

December 31, 1996

ASSETS
  Investments at value ...................................                       $1,301,867,750
  Cash ...................................................                                3,515
  Receivable for:
    Fund shares sold .....................................                              400,726
    Securities sold ......................................                           13,326,760
    Dividends and interest ...............................                            1,743,357
  Prepaid registration expense ...........................                                5,000
                                                                                 --------------
                                                                                  1,317,347,108
LIABILITIES
  Payable for:
    Securities purchased .................................      $16,551,500
    Fund shares redeemed .................................        3,176,817
    Withholding Taxes ....................................           89,945
  Accrued expenses:
    Management fees ......................................          751,266
    Deferred trustees' fees ..............................           80,028
    Accounting and administrative ........................           14,036
    Other expenses .......................................          141,759
                                                                -----------
                                                                                     20,805,351
                                                                                 --------------
NET ASSETS  ..............................................                       $1,296,541,757
                                                                                 ==============
  Net Assets consist of:
    Capital paid in ......................................                       $  973,929,495
    Undistributed net investment income ..................                               12,887
    Accumulated net realized gains .......................                           43,087,322
    Unrealized appreciation on investments ...............                          279,512,053
                                                                                 --------------
NET ASSETS ...............................................                       $1,296,541,757
                                                                                 ==============
    Computation of net asset value and offering price: ...
    Net asset value and redemption price of Class A shares
      ($1,296,541,757 divided by 111,449,939 shares of
      beneficial interest) ...............................                               $11.63
                                                                                         ======
    Offering price per share (100/93.50 of $11.63) .......                               $12.44*
                                                                                         ======
    Identified cost of investments .......................                       $1,022,355,697
                                                                                 ==============

* Based upon single purchases of less than $25,000.
  Reduced sales charges apply for purchases in excess of this amount.


                See accompanying notes to financial statements.

                           STATEMENT OF OPERATIONS

Year Ended December 31, 1996

INVESTMENT INCOME
  Dividends ..............................................                       $ 18,205,731(a)
  Interest ...............................................                            251,943
                                                                                 ------------
                                                                                   18,457,674
  Expenses
    Management fees ......................................      $8,300,884
    Service fees .........................................       3,058,031
    Trustees' fees and expenses ..........................          26,356
    Accounting and administrative ........................         173,071
    Custodian ............................................         178,736
    Transfer agent .......................................       2,328,462
    Audit and tax services ...............................          35,000
    Legal ................................................          25,462
    Printing .............................................         179,216
    Registration .........................................          30,808
    Miscellaneous ........................................          42,088
                                                                ----------
  Total expenses .........................................                         14,378,114
                                                                                 ------------
  Net investment income ..................................                          4,079,560
                                                                                 ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .....................                        115,816,541
  Unrealized appreciation on Investments - net ...........                        115,368,685
                                                                                 ------------
  Net gain on investment transactions ....................                        231,185,226
                                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...............                       $235,264,786
                                                                                 ============

(a) Net of foreign taxes of $84,196.

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                YEAR ENDED               YEAR ENDED
                                                               DECEMBER 31,             DECEMBER 31,
                                                                   1995                     1996
                                                              --------------           --------------
FROM OPERATIONS
  Net investment income ................................      $    4,737,773           $    4,079,560
  Net realized gain on investments .....................         197,449,600              115,816,541
  Unrealized appreciation on investments ...............         150,392,410              115,368,685
                                                              --------------           --------------
  Increase in net assets from operations ...............         352,579,783              235,264,786
                                                              --------------           --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ................................          (5,211,996)              (4,046,753)
  Net realized gain on investments .....................        (165,500,915)            (105,301,576)
                                                              --------------           --------------
                                                                (170,712,911)            (109,348,329)
                                                              --------------           --------------
  Proceeds from sale of shares .........................          83,764,307               84,912,937
  Net asset value of shares issued in connection with
    the reinvestment of:
    Dividends from net investment income ...............           5,040,619                3,941,982
    Distributions from net realized gain ...............         162,025,252              102,695,795
                                                              --------------           --------------
                                                                 250,830,178              191,550,714
  Cost of shares redeemed ..............................        (220,016,896)            (222,035,805)
                                                              --------------           --------------
  Increase (decrease) in net assets derived from
    capital share transactions .........................          30,813,282              (30,485,091)
                                                              --------------           --------------
  Total increase in net assets .........................         212,680,154               95,431,366

NET ASSETS
  Beginning of the year ................................         988,430,237            1,201,110,391
                                                              --------------           --------------
  End of the year ......................................      $1,201,110,391           $1,296,541,757
                                                              ==============           ==============
UNDISTRIBUTED NET INVESTMENT INCOME
  Beginning of the year ................................      $      757,268           $            0
                                                              ==============           ==============
  End of the year ......................................      $            0           $       12,887
                                                              ==============           ==============
NUMBER OF SHARES OF THE FUND:
  Issued from the sale of shares .......................           8,243,398                7,705,776
  Issued in connection with the reinvestment of:
    Dividends from net investment income ...............             476,462                  333,501
    Distributions from net realized gain ...............          15,260,562                9,546,850
                                                              --------------           --------------
                                                                  23,980,422               17,586,127
  Redeemed .............................................         (21,472,861)             (20,016,487)
                                                              --------------           --------------
  Net change ...........................................           2,507,561               (2,430,360)
                                                              ==============           ==============

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
                                                    1992         1993         1994         1995          1996
                                                   ------       ------       ------       ------        ------
Net Asset Value, Beginning of Year ..........      $11.19       $10.08       $10.44       $ 8.87        $10.55
                                                   ------       ------       ------       ------        ------
Income From Investment Operations
Net Investment Income .......................        0.09         0.02         0.11         0.05          0.04
Net Realized and Unrealized Gain (Loss) on
  Investments ...............................       (0.83)        1.12        (0.84)        3.30          2.07
                                                   ------       ------       ------       ------        ------
Total From Investment Operations ............       (0.74)        1.14        (0.73)        3.35          2.11
                                                   ------       ------       ------       ------        ------
Less Distributions
Dividends From Net Investment Income ........       (0.09)       (0.01)       (0.11)       (0.05)        (0.04)
Distributions From Net Realized Capital Gains       (0.28)       (0.77)       (0.73)       (1.62)        (0.99)
                                                   ------       ------       ------       ------        ------
Total Distributions .........................       (0.37)       (0.78)       (0.84)       (1.67)        (1.03)
                                                   ------       ------       ------       ------        ------
Net Asset Value, End of Year ................      $10.08       $10.44       $ 8.87       $10.55        $11.63
                                                   ======       ======       ======       ======        ======
Total Return (%) (a) ........................       (6.6)        11.3         (7.1)        38.1          20.9
Ratio of Operating Expenses to Average
  Net Assets (%) ............................        1.15         1.18         1.19         1.20          1.18
Ratio of Net Investment Income to Average
  Net Assets (%) ............................        0.89         0.16         1.05         0.42          0.33
Portfolio Turnover Rate (%) .................         218          145          141          235           199
Average Commission Rate (b) .................         --           --           --           --        $0.0668
Net Assets, End of Period (000,000) .........      $1,174       $1,201         $988       $1,201        $1,297

(a) A sales charge is not reflected in total return calculations.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1996

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1996 were $2,426,790,037 and $2,564,229,688 respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1996, the Fund incurred management fees payable to its investment adviser, Capital Growth Management Limited Partnership ("Capital Growth Management"). Capital Growth Management is a subsidiary of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("Met Life"). The management agreement in effect during the year ended December 31, 1996 provided for fees as set forth below:

EARNED              ANNUAL PERCENTAGE RATE    ANNUAL NET ASSET VALUE LEVELS
------              ----------------------    -----------------------------
$8,300,884          0.750%                    the first $200 million
                    0.700%                    the next $300 million
                    0.650%                    the excess over $500 million

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and related clerical functions relating to the Fund, (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance, and
(iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended December 31, 1996 these expenses amounted to $173,071 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1996, the Fund paid New England Funds $1,692,183 as compensation for its services in that capacity.

D. SERVICE FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund (the "Plan"). Under the Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets of the Fund, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in the Fund and/or the maintenance of shareholder accounts. For the year ended December 31, 1996, the Fund paid New England Funds $3,058,031 in fees under the Plan. If the expenses of New England Funds that are otherwise reimbursable under the Plan incurred in any year exceed the amounts payable by the Fund under the Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1996 is $2,030,882.

Commissions on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1996 amounted to $1,865,434.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of Capital Growth Management, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

  Annual Retainer                                           $2,628
  Meeting Fee                                               $114/meeting
  Committee Meeting Fee                                     $68/meeting
  Committee Chairman Retainer                               $566/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of NEW ENGLAND GROWTH FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Growth Fund ("the Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 7, 1997

                           NEW ENGLAND GROWTH FUND
                    SUPPLEMENT DATED FEBRUARY 28, 1997 TO
             NEW ENGLAND STOCK FUNDS PROSPECTUS DATED MAY 1, 1996
  (AS SUPPLEMENTED SEPTEMBER 30, 1996, JANUARY 2, 1997 AND JANUARY 31, 1997)

EFFECTIVE FEBRUARY 28, 1997, NEW ENGLAND GROWTH FUND WILL REMOVE ITS ELIGIBILITY RESTRICTIONS ON CLASS A SHARES (OTHER THAN THE MINIMUM INVESTMENT AMOUNT); REDUCE THE MAXIMUM INITIAL SALES CHARGE (AS A PERCENTAGE OF OFFERING PRICE) ON CLASS A SHARES FROM 6.50% TO 5.75%; AND BEGIN OFFERING CLASS B SHARES. ACCORDINGLY, THE FOLLOWING INFORMATION IN THE PROSPECTUS IS CHANGED.

THE THIRD PARAGRAPH ON THE COVER PAGE IS REVISED AS FOLLOWS:
New England Growth Fund currently offers only Class A and Class B shares, but may at a later date offer Class C shares to the general public and Class Y shares to certain institutional investors. If and when New England Growth Fund offers such additional classes of shares for sale, the Fund will supplement its prospectus.

THE SCHEDULE OF FEES TABLES ARE REVISED AS FOLLOWS:

SHAREHOLDER TRANSACTION EXPENSES

                                                                            ALL FUNDS
                                                             ----------------------------------------
                                                                CLASS A       CLASS B       CLASS C
                                                             -------------  ------------  -----------
  Maximum Initial Sales Charge Imposed on a Purchase
    (as a percentage of offering price)(1)(2)                    5.75%          None         None
  Maximum Contingent Deferred Sales Charge
    (as a percentage of original purchase price or
    redemption proceeds, as applicable)(2)                        (3)           4.00%        None

  (1) A reduced sales charge on Class A shares applies in some cases. See "Buying Fund Shares -- Reduced Sales Charges (Class A Shares Only)."
  (2)  Does not apply to reinvested distributions.
  (3) A 1.00% contingent deferred sales charge applies with respect to any portion of certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "Buying Fund Shares -- Sales Charges."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                        NEW ENGLAND GROWTH FUND
                                                        -----------------------
                                                         CLASS A    CLASS B
                                                        ---------  ----------
  Management Fees                                         0.68%      0.68%
  12b-1 Fees                                              0.25%      1.00%*
  Other Expenses                                          0.25%      0.25%
  Total Fund Operating Expenses                           1.18%      1.93%

  * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.

                                     NEW ENGLAND GROWTH FUND
                              -------------------------------------
                                   CLASS A            CLASS B
                                   -------      ------------------
                                                  (1)          (2)
  1 year                            $ 69         $ 60         $ 20
  3 years                           $ 93         $ 91         $ 61
  5 years                           $119         $114         $104
  10 years*                         $192         $206         $206

(1) Assumes redemption at end of period.

(2) Assumes no redemption at end of period.

  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

THE SECOND AND THIRD SENTENCES UNDER "INVESTMENT OBJECTIVES -- NEW ENGLAND GROWTH FUND" IN THE INVESTMENT STRATEGY SECTION ON PAGE 12 AND THE SECTION ON PAGE 29 ENTITLED "GROWTH FUND ELIGIBILITY" (CONTINUING UNTIL THE "SALES CHARGES" SECTION) ARE DELETED.

THE SALES CHARGES SECTION BEGINNING ON PAGE 29 IS REVISED AS FOLLOWS:

CLASS A SHARES
Class A shares are offered at net asset value plus a sales charge which varies depending on the size of your purchase. They are also subject to a 0.25% annual service fee. Class A shares of all Funds are offered subject to the following initial sales charges:


                                             SALES CHARGE AS A % OF  DEALER'S
                                             ---------------------- CONCESSION
                                                            NET      AS A % OF
                                              OFFERING    AMOUNT      OFFERING
  VALUE OF TOTAL INVESTMENT                     PRICE    INVESTED      PRICE
  -------------------------                  ---------  ---------   ----------
  Less than $50,000+                            5.75%      6.10%      5.00%
  $50,000 - $99,999                             4.50%      4.71%      4.00%
  $100,000 - $249,999                           3.50%      3.63%      3.00%
  $250,000 - $499,999                           2.50%      2.56%      2.15%
  $500,000 - $999,999                           2.00%      2.04%      1.70%
  $1,000,000 or more                            None       None         *

+[Growth Fund Only]. For accounts established prior to February 28, 1997 having a total investment value of between (and including) $25,000 and $49,999, a reduced sales charge of 5.50% as a percentage of offering price (or 5.82% of the net amount invested), with a dealer's concession of 4.75% as a percentage of offering price, will be charged on the sale of additional Class A shares of the Growth Fund if the total investment value of the Growth Fund account after such sale is between (and including) $25,000 and $49,999.
*[footnote unchanged in prospectus]

THE FIRST SENTENCE IN "EXCHANGING AMONG NEW ENGLAND FUNDS -- CLASS A SHARES" IN THE OWNING FUND SHARES SECTION ON PAGE 34 IS REVISED TO READ AS FOLLOWS:

Except as indicated in the next two sentences, you may exchange Class A shares of any series of the Trusts (and Class A shares of the Money Market Funds acquired through exchanges from any series of the Trusts) for Class A shares of any other series of the Trusts without paying a sales charge; such exchanges will be made at the next determined net asset value of the shares.

THE FIRST SENTENCE IN "EXCHANGING AMONG NEW ENGLAND FUNDS -- AUTOMATIC EXCHANGE PLAN" IN THE MARGIN ON PAGE 34 IN THE OWNING FUND SHARES SECTION IS REVISED TO READ AS FOLLOWS: The Funds have an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other series of the Trusts.

--------------------------------------------------------------------------------
                             NEW ENGLAND GROWTH FUND
--------------------------------------------------------------------------------

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                             -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

           VISIT OUR WORLD WIDE WEB SITE AT HTTP://WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.
                   the prospectus carefully before investing.

                                                              --------------
                    (Logo)                                       BULK RATE
              NEW ENGLAND FUNDS                                U.S. POSTAGE
        Where The Best Minds Meet(TM)                              PAID
                                                               BROCKTON, MA
                                                              PERMIT NO. 770
                                                              --------------


            ---------------------
             399 Boylston Street

            Boston, Massachusetts

                    02116
            ---------------------



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        [Logo]                   [Logo]
        QUALITY                  QUALITY
    TESTED SERVICE           TESTED SERVICE
         1995                     1996
---------------------    ---------------------
        DALBAR                   DALBAR
HONORS COMMITMENT TO:    HONORS COMMITMENT TO:
      INVESTORS                INVESTORS
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                  GF56-1296

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